UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2007
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31279	33-0044608
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10210 Genetic Center Drive
San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.
     On May 1, 2007, Gen-Probe Incorporated issued a news release announcing its financial results for the fiscal quarter ended March 31, 2007. A copy of this news release is attached hereto as Exhibit 99.1.
     The information furnished pursuant to this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless Gen-Probe expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.
Item 8.01 Other Events
     On April 25, 2007, Gen-Probe Incorporated and 3M Company entered into an exclusive collaboration agreement to develop and commercialize rapid nucleic acid tests to detect certain dangerous healthcare-associated infections.
     A copy of the press release issued with respect to the execution of the agreement is furnished with this Current Report as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are furnished with this Current Report:
99.1 News release dated May 1, 2007
99.2 News release dated April 30, 2007
Forward-Looking Statements
     Any statements in this Current Report about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as believe, will, expect, anticipate, estimate, intend, plan and would. For example, statements concerning Gen-Probe’s financial condition, possible or expected results of operations, regulatory approvals, future milestone payments, growth opportunities, and plans and objectives of management are all forward-looking statements. Forward-looking statements are not guarantees of performance. They involve known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied. For additional information about risks and uncertainties we face and a discussion of our financial statements and footnotes, see documents we file with the SEC, including our most recent annual report on Form 10-K and all subsequent periodic reports. We assume no obligation and expressly disclaim any duty to update forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect the occurrence of subsequent events.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2007	GEN-PROBE INCORPORATED
	By:	/s/ R. William Bowen
R. William Bowen
Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit Number	Description
99.1	News release dated May 1, 2007

99.2	News release dated April 30, 2007